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                                                                EXHIBIT 10.10(A)

                             NUVEEN INVESTMENT TRUST

                   RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT


This Agreement made this 18th day of May, 1998 by and between Nuveen Investment Trust, a Massachusetts business trust (the "Fund"), and Nuveen Institutional Advisory Corp., a Delaware corporation (the "Adviser");

WHEREAS, the parties hereto are the contracting parties under that certain Management Agreement (the "Agreement") pursuant to which the Adviser furnishes investment advisory and management services and certain other services to the Fund; and

WHEREAS, the Board of Trustees, at a meeting called for the purpose of reviewing the Agreement, have approved the Agreement and its continuance until August 1, 1999 in the manner required by the Investment Company Act of 1940.

NOW THEREFORE, in consideration of the mutual covenants contained in the Agreement, the parties hereto do hereby approve the continuance of the Agreement in effect until August 1, 1999 and do ratify and confirm the Agreement in all respects.


                                                      NUVEEN INVESTMENT TRUST


                                                      By:  ____________________
                                                              Vice President
ATTEST:


      __________________________
         Assistant Secretary
                                                      NUVEEN INSTITUTIONAL
                                                      ADVISORY CORP.


                                                      By:  ____________________
                                                              Vice President
ATTEST:


     ___________________________
         Assistant Secretary